Exhibit 10.02
FORM OF FIRST AMENDMENT
TO EMPLOYMENT AGREEMENT WITH _____________
     THIS FIRST AMENDMENT (this “Amendment”) to the Original Employment Agreement (as defined below) is made and entered into effective ____________, 2009 (the “Effective Date”) by and between Cadence Design Systems, Inc. (the “Company”) and __________________________ (“Executive”). Capitalized terms used herein and not defined have the definitions given them in the Original Employment Agreement.
W I T N E S S E T H
     WHEREAS, Employer and Executive are parties to that certain Employment Agreement effective _____________ (the “Original Employment Agreement” and, together with this Amendment, the “Employment Agreement”) pursuant to which Executive is employed by the Company; and
     WHEREAS, the Company and Executive desire to amend the terms of the Employment Agreement as set forth herein as of the Effective Date to temporarily reduce the Base Salary of Executive.
     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties hereto hereby agree as follows:
     1. Solely for the period from July 1, 2009 through and including March 31, 2010 (the “Reduction Period”):
          a. The Base Salary as defined in and payable under Section 2.1 of the Original Employment Agreement shall be $___.
          b. The words and figures “ten percent (10%)” in Section 4.3[(b)/(c)](1) of the Original Employment Agreement, as they relate to Base Salary, shall be deemed to be “five percent (5%)”.
     2. The parties hereby acknowledge and agree that the reduction of Executive’s Base Salary to the amount in effect during the Reduction Period (and any resulting reduction in any amounts actually payable under the Bonus Plan) does not constitute a Constructive Termination under the Employment Agreement.
     3. Each of the parties hereto hereby confirms that the Original Employment Agreement, except as expressly amended by this Amendment, remains in full force and effect.
     4. This Amendment may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
     5. This Amendment shall be governed by the laws of the State of California, without regard to its conflicts of laws principles.

     IN WITNESS WHEREOF, the parties have executed this FIRST AMENDMENT on this ___day of ___ 2009, to be effective as set forth above.

CADENCE DESIGN SYSTEMS, INC.		EXECUTIVE

By:

Name:

Title:

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